Putnam
Convertible
Income-Growth
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We are pleased to announce the appointment of Dolores Snyder Bamford to your fund's management team. Dolores joined Putnam as a security analyst in 1992 and more recently has been a portfolio manager in the Global Value Equity Group. She has 11 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 20, 2000

REPORT FROM FUND MANAGEMENT

Charles G. Pohl
Dolores S. Bamford

Putnam Convertible Income-Growth Trust's fiscal year, which ended October 31, 2000, was characterized by dramatic price swings in the equity markets. Early-stage technology and telecommunications companies were leading the stock market as the fiscal year began, particularly in December 1999. These companies also dominated the convertible markets, growing to nearly 60% of this relatively small universe of 600 issues. However, in March and April, and again in October, the high-tech sector began to experience setbacks for the first time in many months. Investors began to look for shelter in other market areas.

Because the price of convertible securities is based on their value as income securities as well as their value as stock options, investors whose convertible holdings were issued by a narrow band of volatile high-tech stocks found their upside potential reduced during this period. In light of this fund's conservative philosophy and the high valuations prevalent in the tech sector earlier this year, we limited your fund's holdings in technology and telecommunications throughout most of the year. This held the fund back on the upside. We also shifted the portfolio in the course of this year, emphasizing convertible bonds and convertible preferred stocks over straight stocks to act as a buffer in a down market. In hindsight, both moves were early, but we believe they were justified by the risks involved.

Total return for 12 months ended 10/31/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   5.16%   -0.90%   4.38%  -0.21%    4.45%   3.53%    4.73%   1.07%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications          8.0%

Electric utilities          7.8%

Electronics                 7.2%

Software                    6.8%

Pharmaceuticals             4.8%

Footnote reads:
*Based on net assets as of 10/31/00. Holdings will vary over time.


* AS HYBRIDS, CONVERTIBLES TEND TO LIMIT VOLATILITY

Because convertibles can be converted into a fixed number of shares of the issuer's common stock at a fixed price, they are essentially stock-bond hybrids. (A convertible is a bond or preferred stock share that carries the right of conversion into common stock shares of the underlying company. Even if that right is never exercised, the convertible still provides regular interest or dividend income.) The convertible's income feature is what limits downside risk. The price of a convertible bond, for example, will decline with the stock of the issuing company in a down market, but only to a point that reflects prevailing interest rate levels on comparable straight bonds. Bonds selling at a discount generally find interested buyers in time, creating a price floor.

Like a straight equity portfolio, a convertible fund can be adjusted to be more aggressive or more conservative -- to pursue growth or concentrate on value -- but the equation is more complex. Our decisions are based on our analysis of the risk/return profile of the convertible securities universe. Typically, we start by determining which companies we want to own and which convertibles seem most attractive relative to the underlying stocks. Our investment criteria include yield, credit quality, and premium (the difference between the stock's current price and the conversion price), as well as the results of "bottom-up" research into the company's prospects and our overview of the markets and the economy. Given that in the last five years, the bulk of convertible issuance has been from technology and telecommunications companies, sector diversification and valuation issues were also priorities in portfolio construction.

* TECHNOLOGY/TELECOMMUNICATIONS LEADERSHIP LOSES MOMEMTUM

During the past fiscal year, the halt in the meteoric rise of a select list of high-tech stocks reflected investors' concern about high valuations and the prospect that rising interest rates might slow the economy and impact earnings. As the sizzle faded from some growth-oriented young companies, investors began to take renewed interest in mature companies with a strong track record and attractive valuations -- a long-neglected area of the market.


"In addition to competitive returns, convertible securities can provide a 'cushion' during times of wild market swings."

 -- Peter Conroy, EBI Securities Corporation, June 24, 2000, TheBullseye.com


Your fund's portfolio continues to include some young new-economy companies, but financials, energy, and health-care issues are also well represented. Our emphasis on financial companies increased gradually throughout the year because we believed that inflation would remain in check, which is an important element for good performance in this sector. We liked the fundamental outlook for banks and insurers, and as the air began to come out of the high-tech bubble, many investors came to share our view. The fund benefited from stock holdings in Chubb and Bank of America, as well as from positions in major insurance companies, including American General and Allstate. (The Bank of America position was reduced after substantial appreciation, locking in gains for the fund.)

We also gradually increased the fund's position in energy during the year, emphasizing the oil services industry as well as exploration and production companies. The portfolio included Diamond Offshore Drilling, which provides contract services for oil and gas companies (sold before the end of the fiscal year); Weatherford International, which supplies equipment and services to oil and gas drilling companies in 50 countries; and Tosco Corporation, a leading U.S. oil refining and marketing company. The fund also owns such well-known companies as Exxon Mobil Corp. and Apache Corp.

* CONVERTIBLE MARKET EXPANDING, POSITIVE OUTLOOK FOR 2001

The convertible markets also have been undergoing a shift in the past few years. An increasing number of convertible arbitrageurs have been coming into the market, along with "asset stripper" investors who purchase convertible issues and repackage their components into derivative securities. The presence of these arbitrageurs and asset strippers is creating a larger market for convertible securities, which is a positive for your fund. As the market grows, a greater number of high-quality companies are using convertibles to fund future growth. One example is fiber-optic maker Corning Inc., which recently raised $1.75 billion via a convertible bond issue. Corning will use the combined proceeds of this offering and a new stock issue to acquire Pirelli's SpA's optical components and devices business.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Liberty Media Group cv. into Sprint PCS
144A cv. deb. 3 3/4s, 2030
Telecommunications

Reliant Energy, Inc. cv. into Time-Warner
Inc. $2.00 cv. pfd.
Electric utilities

MediaOne Group, Inc.  cv. into Vodafone
Grp. PLC $7.00 cv. pfd.
Cable television

Jacor Communications, Inc. cv. into
Clear Channel Communications, Inc. cv.
Liquid Yield Option Notes (LYON) zero %, 2018
Broadcasting

Veritas Software Corp.
cv. disc. notes 1.856s, 2006
Software

Elan Finance Corp. Ltd.
cv. company guaranty zero %, 2018 (Bermuda)
Investment banking/brokerage

El Paso Energy Capital Trust
$2.375 cv. pfd.
Natural gas utilities

Solectron Corp.
cv. notes zero %, 2019
Electronics

Tribune Co. cv. into America Online Inc.
$2.00 cv. pfd.
Publishing

Sanmina Corp.
cv. sub. notes 4 1/4s, 2004
Electronics

Footnote reads:
These holdings represent 15.5% of the fund's net assets as of 10/31/00. Portfolio holdings will vary over time.


Notwithstanding the uncertainty caused by political divisions in the United States and unrest in the Middle East, prospects are building for a strong 2001. The downside risk for the economy seems limited. The prospect of wage inflation as a result of low unemployment continues to be offset by gains in productivity derived from technological advances. The Internet and many new technologies are still in their infancy, and we expect overseas markets to offer vast new opportunities for growth. Significant declines in many Nasdaq stocks, in particular, appear to have rid the market of some of its excesses, and many observers are predicting a return to more normal behavior in the marketplace.

By repositioning the fund to concentrate more fully on convertible securities, our goal has been twofold: to capitalize on the conservative attributes these securities offer and to align the fund to participate in the broader opportunities becoming available in the convertible markets. In our opinion, the fund's current composition provides a strong foundation for a rewarding year in fiscal 2001.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/00, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds in the portfolio reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Convertible Income-Growth Trust is designed for investors seeking current income and capital appreciation mainly through bonds and preferred stocks convertible into common stock, with conservation of capital as a secondary objective.


TOTAL RETURN FOR PERIODS ENDED 10/31/00

                     Class A         Class B         Class C         Class M
(inception dates)   (6/29/72)       (7/15/93)       (7/26/99)       (3/13/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            5.16%  -0.90%   4.38%  -0.21%   4.45%   3.53%   4.73%   1.07%
------------------------------------------------------------------------------
5 years          76.53   66.42   70.06   68.16   70.14   70.14   72.40   66.39
Annual average   12.04   10.72   11.20   10.95   11.21   11.21   11.51   10.72
------------------------------------------------------------------------------
10 years        311.29  287.63  281.23  281.23  281.65  281.65  291.37  277.71
Annual average   15.19   14.51   14.32   14.32   14.33   14.33   14.62   14.21
------------------------------------------------------------------------------
Annual average
(life of fund)   12.03   11.79   11.01   11.01   11.18   11.18   11.29   11.15
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/00

                                             Merrill Lynch
                              S&P 500       All-Convertible      Consumer
                               Index             Index          price index
------------------------------------------------------------------------------
1 year                         6.09%             20.82%            3.45%
------------------------------------------------------------------------------
5 years                      166.65             116.87            13.14
Annual average                21.66              16.74             2.50
------------------------------------------------------------------------------
10 years                     490.83             400.36            30.26
Annual average                19.44              17.47             2.68
------------------------------------------------------------------------------
Annual average
(life of fund)                13.58                 --*            5.17
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*This index began operations 12/31/87.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/90

                 Fund's class A       S&P 500        Consumer price
Date              shares at POP        Index             index

10/31/90             9,425            10,000            10,000
10/31/91            13,105            13,350            10,292
10/31/92            15,484            14,679            10,622
10/31/93            18,852            16,872            10,914
10/31/94            19,197            17,524            11,199
10/31/95            21,958            22,158            11,513
10/31/96            26,127            27,497            11,858
10/31/97            32,099            36,327            12,105
10/31/98            31,660            44,315            12,277
10/31/99            36,859            55,691            12,592
10/31/00           $38,763           $59,083           $13,026

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $38,123 and $38,165, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $39,137 ($37,771 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/00

                       Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                  4             4             4             4
------------------------------------------------------------------------------
Income                 $0.767        $0.616        $0.671        $0.668
------------------------------------------------------------------------------
Capital gains
  Long-term             0.668         0.668         0.668         0.668
------------------------------------------------------------------------------
  Short-term            1.261         1.261         1.261         1.261
------------------------------------------------------------------------------
  Total                $2.696        $2.545        $2.600        $2.597
------------------------------------------------------------------------------
Share value:          NAV     POP     NAV           NAV         NAV     POP
------------------------------------------------------------------------------
10/31/99             $20.26  $21.50  $20.02       $20.23       $20.13  $20.86
------------------------------------------------------------------------------
10/31/00              18.62   19.76   18.37        18.55        18.50   19.17
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate1                  4.62%   4.35%   3.88%        3.95%        4.13%   3.99%
------------------------------------------------------------------------------
Current 30-day
SEC yield2             3.83    3.61    3.08         3.09         3.33    3.21
------------------------------------------------------------------------------

1 Most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 9/30/00 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (6/29/72)       (7/15/93)       (7/26/99)       (3/13/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           12.33%   5.87%  11.53%   6.63%  11.58%  10.60%  11.86%   7.94%
------------------------------------------------------------------------------
5 years          79.66   69.29   73.04   71.10   73.08   73.08   75.48   69.30
Annual average   12.43   11.10   11.59   11.34   11.60   11.60   11.90   11.10
------------------------------------------------------------------------------
10 years        298.86  276.06  269.94  269.94  270.10  270.10  279.46  266.07
Annual average   14.84   14.16   13.98   13.98   13.98   13.98   14.27   13.86
------------------------------------------------------------------------------
Annual average
(life of fund)   12.21   11.97   11.19   11.19   11.36   11.36   11.47   11.33
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Composite Stock Price Index* is an index of common stocks frequently used as a general measure of stock market performance.

Merrill Lynch All Convertible Bond Index* is a market capitalization weighted index including all mandatory and non-mandatory domestic corporate convertible securities with an original par or market value of at least $50 million and is frequently used as a general measure of convertible bond market performance.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Convertible Income-Growth Trust

We have audited the accompanying statement of assets and liabilities of Putnam Convertible Income-Growth Trust, including the Fund's portfolio, as of October 31, 2000, and the related statement of operations for the year then ended, statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended October 31, 1998 were audited by other auditors whose report dated December 11, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Convertible Income-Growth Trust as of October 31, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with accounting principles generally accepted in the United States of America.

                                                       KPMG   LLP
Boston, Massachusetts
December 1, 2000




THE FUND'S PORTFOLIO
October 31, 2000

CONVERTIBLE BONDS AND NOTES (48.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (1.2%)
-------------------------------------------------------------------------------------------------------------------
     $      700,000 DoubleClick, Inc. cv. sub. notes 4 3/4s, 2006                                     $     475,125
            196,000 DoubleClick, Inc. 144A cv. sub. notes 4 3/4s, 2006                                      133,035
            896,000 Inco, Ltd. cv. deb. 7 3/4s, 2016                                                        812,000
          4,200,000 Interpublic Group Cos., Inc. cv. sub. notes 1.8s, 2004                                4,924,500
          3,425,000 Omnicom Group, Inc. cv. sub. deb. 2 1/4s, 2013                                        6,473,250
          2,550,000 Young & Rubicam, Inc. 144A cv. sr. notes 3s, 2005                                     2,556,375
                                                                                                      -------------
                                                                                                         15,374,285

Aerospace/Defense (0.5%)
-------------------------------------------------------------------------------------------------------------------
            836,000 DRS Technologies, Inc. cv. sr. sub. deb 9s, 2003                                      1,312,520
          4,297,000 Kellstrom Industries, Inc. cv. sub. notes 5 1/2s, 2003                                1,842,339
          2,468,000 Orbital Sciences Corp. cv. sub. notes 5s, 2002                                        1,378,995
          2,618,000 SPACEHAB, Inc. cv. sub. notes 8s, 2007                                                1,809,693
                                                                                                      -------------
                                                                                                          6,343,547

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,319,000 World Airways, Inc. cv. sr. sub. deb 8s, 2004                                           858,030

Automotive (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                          637,500
          8,731,000 Magna International cv. sub. deb. 5s, 2002                                            8,523,639
          5,516,000 Mascotech, Inc. cv. sub. deb. 4 1/2s, 2003                                            3,564,715
          2,160,000 Standard Motor Products, Inc. cv. sub. deb. 6 3/4s, 2009                              1,120,500
          3,177,000 Tower Automotive, Inc. cv. sub. notes 5s, 2004                                        2,366,865
                                                                                                      -------------
                                                                                                         16,213,219

Biotechnology (3.4%)
-------------------------------------------------------------------------------------------------------------------
            420,000 Affymetrix, Inc. cv. sub. notes 4 3/4s, 2007                                            258,825
            972,000 Alexion Pharmaceuticals, Inc. 144A cv. sub. notes 5 3/4s, 2007                        1,108,080
            720,000 Alkermes, Inc. cv. sub. notes 3 3/4s, 2007                                              522,900
          2,037,000 Aviron, Inc. cv. sub. notes 5 3/4s, 2005                                              4,369,365
          2,024,000 COR Therapeutics, Inc. 144A cv. notes 5s, 2007                                        3,628,020
          1,700,000 Genzyme Corp. cv. sub. notes 5 1/4s, 2005                                             3,253,375
            431,000 IDEC Pharmaceuticals Corp. cv. sub. notes zero %, 2019                                1,137,301
            314,000 ImClone Systems, Inc 144A cv. sub. notes 5 1/2s, 2005                                   361,885
          4,591,000 Millennium Pharmaceuticals, Inc. cv. sub. notes 5 1/2s, 2007                          8,636,819
          1,025,000 Nabi, Inc. cv. sub. notes 6 1/2s, 2003                                                  766,188
          1,247,000 Protein Design Labs, Inc. 144A cv. sub. notes 5 1/2s, 2007                            2,414,504
          9,500,000 Roche Holdings, Inc. 144A cv. bonds zero %, 2015                                      8,526,250
          1,528,000 Sepracor, Inc. cv. sub. deb. 7s, 2005                                                 1,890,900
            299,000 Sepracor, Inc. cv. sub. deb. 6 1/4s, 2005                                               865,979
          4,100,000 Sepracor, Inc. 144A cv. sub. notes 5s, 2007                                           3,884,750
          1,000,000 Vertex Pharmaceuticals, Inc. 144A cv. sub. notes 5s, 2007                             1,190,000
            480,000 ViroPharma, Inc. 144A cv. sub. notes 6s, 2007                                           183,600
                                                                                                      -------------
                                                                                                         42,998,741

Broadcasting (3.4%)
-------------------------------------------------------------------------------------------------------------------
          2,166,000 CD Radio, Inc. cv. sub. notes 8 3/4s, 2009                                            4,204,748
          8,800,000 EchoStar Communications Corp. cv. sub. notes 4 7/8s, 2007                            10,296,000
         36,900,000 Jacor Communications, Inc. cv. Liquid Yield
                    Option Notes (LYON) zero %, 2018                                                     19,833,750
          6,300,000 News America Holdings, Inc. cv. LYON zero %, 2013                                     5,449,500
          2,125,000 Scandinavian Broadcasting System SA cv. sub. notes 7s,
                    2004 (Luxembourg)                                                                     2,305,625
                                                                                                      -------------
                                                                                                         42,089,623

Cable Television (0.8%)
-------------------------------------------------------------------------------------------------------------------
         11,100,000 AT&T - Liberty Media Group cv. deb. 3 3/4s, 2030                                      8,991,000
          1,500,000 Charter Communications, Inc. 144A cv. bonds 5 3/4s, 2005                              1,629,375
                                                                                                      -------------
                                                                                                         10,620,375

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
          4,300,000 Cedant Corp. cv. sub. notes 3s, 2002                                                  3,966,750

Communications Equipment (1.3%)
-------------------------------------------------------------------------------------------------------------------
            680,000 Antec Corp. cv. sub. notes 4 1/2s, 2003                                                 523,600
          1,000,000 Commscope, Inc. cv. sub. notes 4s, 2006                                                 853,750
          1,200,000 Comverse Technology, Inc. cv. sub. deb. 4 1/2s, 2005                                  6,253,500
          4,565,000 Efficient Networks, Inc. 144A cv. sub. notes 5s, 2005                                 3,001,488
            841,000 Gilat Satellite Networks, Ltd. 144A cv. sub. notes 4 1/4s,
                    2005 (Israel)                                                                           540,343
          1,500,000 Juniper Networks, Inc. cv. sub. notes 4 3/4s, 2007                                    2,085,000
            400,000 Redback Networks, Inc. cv. sub. notes 5s, 2007                                          348,000
          2,394,000 Redback Networks, Inc. 144A cv. sub. notes 5s, 2007                                   2,067,818
          1,846,000 Terayon Communications Systems, Inc. 144A cv. sr. notes
                    5s, 2007                                                                                906,848
                                                                                                      -------------
                                                                                                         16,580,347

Computers (1.5%)
-------------------------------------------------------------------------------------------------------------------
          3,825,000 Adaptec, Inc. cv. sub. notes 4 3/4s, 2004                                             3,079,125
          6,350,000 Anixter International, Inc. 144A sr. notes zero %, 2020                               1,603,375
          4,084,000 Aspen Technology, Inc. cv. sub. deb. 5 1/4s, 2005                                     4,032,950
          2,000,000 Checkpoint Systems, Inc. 144A cv. sub. deb. 5 1/4s, 2005                              1,292,500
            260,000 Critical Path, Inc. 144A cv. bonds 5 3/4s, 2005                                         208,325
          2,637,000 Digital Island, Inc. cv. bonds 6s, 2005                                               1,107,540
          5,300,000 Hewlett-Packard Co. cv. sub. notes zero %, 2017                                       3,729,875
          1,582,000 Quantum Corp. cv. sub. 7s, 2004                                                       1,266,597
         10,620,000 System Software Associates, Inc. cv. sub. notes 7s,
                    2002 (In default) (NON)                                                                 584,100
          1,225,000 Vantive Corp. (The) cv. sub. notes 4 3/4s, 2002                                       1,238,781
                                                                                                      -------------
                                                                                                         18,143,168

Conglomerates (0.5%)
-------------------------------------------------------------------------------------------------------------------
            700,000 ADT Operations, Inc. cv. sub. notes zero %, 2010                                      2,161,250
          1,000,000 Berkshire Hathaway, Inc. cv. sr. notes 1s, 2001                                       3,143,750
                                                                                                      -------------
                                                                                                          5,305,000

Consumer Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,390,000 Getty Images, Inc. 144A cv. sub. notes 5s, 2007                                       1,037,288
            486,000 Getty Images, Inc. cv. sub. notes 4 3/4s, 2003                                          573,480
            387,000 VerticalNet, Inc. cv. sub. deb. 5 1/4s, 2004                                            583,886
                                                                                                      -------------
                                                                                                          2,194,654

Electrical Equipment (0.5%)
-------------------------------------------------------------------------------------------------------------------
          3,336,000 Amkor Technologies, Inc. 144A cv. sub. notes 5s, 2007                                 2,414,430
          2,000,000 Mark IV Industries, Inc. cv. sub. notes 4 3/4s, 2004                                  1,980,000
            500,000 Oak Industries, Inc. cv. sub. notes 4 7/8s, 2008                                      2,467,500
                                                                                                      -------------
                                                                                                          6,861,930

Electronics (6.6%)
-------------------------------------------------------------------------------------------------------------------
            542,000 Benchmark Electronics, Inc. cv. sub notes 6s, 2006                                      625,333
          4,200,000 Burr-Brown Corp. cv. sub. notes 4 1/4s, 2007                                          5,848,500
            662,000 Burr-Brown Corp. 144A cv. sub. notes 4 1/4s, 2007                                       921,835
          2,466,000 Cypress Semiconductor Corp. cv. sub. deb. 3 3/4s, 2005                                2,182,410
          1,203,000 International Rectifier Corp. 144A cv. sub. notes 4 1/4s, 2007                        1,016,535
          2,290,000 Kent Electronics Corp. cv. sub. notes 4 1/2s, 2004                                    1,986,575
            781,000 Kulicke & Soffa Industries, Inc. 144A cv. sub. notes 4 3/4s, 2006                       689,233
          2,600,000 Lattice Semiconductor Corp. 144A cv. sub. notes 4 3/4s, 2006                          4,030,000
            862,000 LSI Logic Corp. cv. sub. notes 4s, 2005                                                 726,235
          2,084,000 Park Electrochemical Corp. cv. sub. notes 5 1/2s, 2006                                3,287,510
          3,637,000 Perkinelmer, Inc. cv. deb. zero %, 2020                                               2,759,574
          3,794,000 RF Micro Devices, Inc. 144A cv. sub. notes 3 3/4s, 2005                               2,731,680
          4,635,000 S3, Inc. cv. sub. notes 5 3/4s, 2003                                                  4,026,656
          4,700,000 Sanmina Corp. cv. sub. notes 4 1/4s, 2004                                            12,443,250
          1,362,000 Semtech Corp. cv. sub notes 4 1/2s, 2007                                              1,293,900
         18,600,000 Solectron Corp. cv. notes zero %, 2020                                               12,438,750
         20,900,000 Solectron Corp. cv. notes zero %, 2019                                               15,074,125
          3,000,000 Transwitch Corp. 144A cv. notes 4 1/2s, 2005                                          3,412,500
          1,943,000 TriQuint Semiconductor, Inc. cv. notes 4s, 2007                                       1,583,545
          2,000,000 Vitesse Semiconductor Corp. 144A cv. sub. deb. 4s, 2005                               1,777,500
          3,250,000 World Access, Inc. cv. sub. notes 4 1/2s, 2002                                        2,319,688
          1,000,000 World Access, Inc. 144A Inc. cv. sub. notes 4 1/2s, 2002                                713,750
                                                                                                      -------------
                                                                                                         81,889,084

Energy (1.2%)
-------------------------------------------------------------------------------------------------------------------
          6,400,000 Global Marine, Inc. 144A cv. deb. zero %, 2020                                        3,120,000
          3,350,000 Offshore Logistics, Inc. 144A cv. sub. notes 6s, 2003                                 3,211,813
          5,298,000 Parker Drilling Corp. cv. sub. notes 5 1/2s, 2004                                     4,543,035
          6,623,000 Pride International, Inc. cv. sub. deb. zero %, 2018                                  2,889,284
          1,129,000 Seacor Holdings, Inc. cv. sub. notes 5.38s, 2006                                      1,155,814
                                                                                                      -------------
                                                                                                         14,919,946

Entertainment (--%)
-------------------------------------------------------------------------------------------------------------------
            706,000 Speedway Motorsports, Inc. cv. sub. deb. 5 3/4s, 2003                                   585,980

Environmental (0.5%)
-------------------------------------------------------------------------------------------------------------------
          3,293,000 Thermo Instrument Systems, Inc. 144A cv. deb. 4 1/2s, 2003                            3,066,606
          3,940,000 Thermo Terratech, Inc. 144A cv. sub. deb. 4 5/8s, 2003                                3,649,425
                                                                                                      -------------
                                                                                                          6,716,031

Health Care Services (1.3%)
-------------------------------------------------------------------------------------------------------------------
          3,412,000 HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                          2,878,875
            550,000 Invitrogen Corp. 144A cv. sub. notes 5 1/2s, 2007                                       620,813
          9,000,000 Omnicare, Inc. cv. bonds 5s, 2007                                                     6,716,250
          2,510,000 Universal Health Services, Inc. 144A sr. notes 0.426s, 2020                           1,396,188
          6,072,000 Wellpoint Health Networks, Inc. cv. sub. deb. zero %, 2019                            4,880,370
                                                                                                      -------------
                                                                                                         16,492,496

Homebuilding (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Lennar Corp. cv. deb. zero %, 2018                                                    1,537,500

Investment Banking/Brokerage (1.3%)
-------------------------------------------------------------------------------------------------------------------
         21,400,000 Elan Finance Corp. Ltd. cv. company guaranty zero %,
                    2018 (Bermuda)                                                                       16,665,250
          1,105,000 E(a)Trade Group, Inc. cv. sub. notes 6s, 2007                                           926,819
                                                                                                      -------------
                                                                                                         17,592,069

Lodging/Tourism (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,053,000 Four Seasons Hotels, Inc. cv. notes zero %, 2029 (Canada)                               844,296
          3,000,000 ShoLodge, Inc. cv. sub. deb. 7 1/2s, 2004                                             1,856,250
                                                                                                      -------------
                                                                                                          2,700,546

Machinery (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,030,000 Integrated Process Equipment cv. sub. notes 6 1/4s, 2004                              1,806,638

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Thermo Ecotek Corp. 144A cv. bonds 4 7/8s, 2004                                         936,250

Medical Technology (0.5%)
-------------------------------------------------------------------------------------------------------------------
          7,396,000 Allergan, Inc. 144A cv. bonds zero %, 2020                                            4,729,002
          1,412,000 Thermo Cardiosystems, Inc. 144A cv. company guaranty
                    4 3/4s, 2004                                                                          1,235,500
                                                                                                      -------------
                                                                                                          5,964,502

Metals (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,741,000 Inco, Ltd. deb. 5 3/4s, 2004 (Canada)                                                 2,521,720
          2,148,500 Quanex Corp. cv. sub. deb. 6.88s, 2007                                                1,920,222
                                                                                                      -------------
                                                                                                          4,441,942

Oil & Gas (1.2%)
-------------------------------------------------------------------------------------------------------------------
          4,800,000 Anadarko Petroleum Corp. cv. sub. notes zero %, 2020                                  3,852,000
          7,200,000 Devon Energy Corp. cv. deb. 4.9s, 2008                                                6,723,000
          1,500,000 Southern Mineral Corp. cv. deb. 6 7/8s, 2007 (In default) (NON)                         517,500
          3,388,000 Swift Energy Co. cv. sub. notes 6 1/4s, 2006                                          3,743,740
                                                                                                      -------------
                                                                                                         14,836,240

Paper & Forest Products (0.8%)
-------------------------------------------------------------------------------------------------------------------
          6,600,000 Mail-Well, Inc. cv. sub. notes 5s, 2002                                               4,991,250
          3,000,000 Stone Container Corp. cv. sub. deb. 6 3/4s, 2007                                      2,497,500
          3,000,000 Thermo Fibertek, Inc. 144A cv. company guaranty 4 1/2s, 2004                          2,625,000
                                                                                                      -------------
                                                                                                         10,113,750

Pharmaceuticals (2.5%)
-------------------------------------------------------------------------------------------------------------------
          2,013,000 Alpharma, Inc. cv. sub. notes 5 3/4s, 2005                                            2,770,391
         10,500,000 Alza Corp. cv. sub. LYON zero %, 2014                                                10,972,500
          3,800,000 Atrix Labs, Inc. cv. sub. notes 7s, 2004                                              3,781,000
            580,000 C.V. Therapeutics 144A cv. sub. notes 4 3/4s, 2007                                      787,350
          3,500,000 Duramed Pharmaceuticals, Inc. cv. sub. notes 3 1/2s, 2002                             3,381,875
            772,000 Inhale Therapeutic Systems, Inc. 144A cv. sub. notes 5s, 2007                         1,089,485
          1,000,000 Inhale Therapeutic Systems, Inc. 144A cv. sub. notes 3 1/2s, 2007                     1,120,000
          2,970,000 IVAX Corp. 144A cv. sr. sub. notes 5 1/2s, 2007                                       4,117,163
          3,000,000 Teva Pharmaceutical Corp. LLC 144A cv. sr. notes 1 1/2s, 2005                         2,985,000
                                                                                                      -------------
                                                                                                         31,004,764

Photography/Imaging (0.5%)
-------------------------------------------------------------------------------------------------------------------
         14,601,000 Xerox Corp. cv. sub. deb. 0.57s, 2018                                                 5,913,405

Real Estate (0.3%)
-------------------------------------------------------------------------------------------------------------------
            593,000 EOP Operating LP 144A cv. sr. notes 7 1/4s, 2008                                        592,259
          3,150,000 Malan Realty Investors cv. sub. notes 9 1/2s, 2004                                    2,819,250
                                                                                                      -------------
                                                                                                          3,411,509

Restaurants (--%)
-------------------------------------------------------------------------------------------------------------------
          4,666,000 Boston Chicken, Inc. cv. sub. deb. 7 3/4s, 2004 (In default) (NON)                       23,330

Retail (1.2%)
-------------------------------------------------------------------------------------------------------------------
         12,298,000 Amazon.com, Inc. cv. sub. deb. 4 3/4s, 2009                                           7,732,368
          1,959,000 Ann Taylor Stores Corp. cv. company guaranty 0.55s, 2019                                952,564
          1,003,000 Ann Taylor Stores Corp. 144A cv. company guaranty 0.55s, 2019                           487,709
          2,000,000 Baker (J.), Inc. cv. deb. 7s, 2002                                                    1,412,500
          1,000,000 Costco Cos, Inc. cv. sub. notes zero %, 2017                                            883,750
         10,862,000 Rite Aid Corp. cv. sub. notes 5 1/4s, 2002                                            2,742,655
            790,000 Sunglass Hut International, Inc. cv. sub. notes 5 1/4s, 2003                            608,300
                                                                                                      -------------
                                                                                                         14,819,846

Semiconductor (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,520,000 Advanced Energy Industries, Inc. cv. sub. notes 5 1/4s, 2006                          1,098,200
            524,000 Conexant Systems, Inc. cv. sub. notes 4s, 2007                                          320,950
          1,108,000 Photronics, Inc. cv. sub. notes 6s, 2004                                              1,114,925
                                                                                                      -------------
                                                                                                          2,534,075

Software (5.4%)
-------------------------------------------------------------------------------------------------------------------
            989,000 Akamai Technologies, Inc. 144A cv. sub. notes 5 1/2s, 2007                              696,009
          4,000,000 Arbor Software Corp. cv. sub. notes 4 1/2s, 2005                                      2,880,000
          1,400,000 BEA Systems, Inc. cv. sub. notes 4s, 2006                                             3,109,750
          2,500,000 BEA Systems, Inc. 144A cv. sub. notes 4s, 2006                                        5,553,125
          4,000,000 Citrix Systems, Inc. cv. sub. deb. zero %, 2019                                       1,590,000
          2,400,000 I2 Technologies, Inc. cv. sub. notes 5 1/4s, 2006                                     5,643,000
            500,000 Manugistics Group, Inc. 144A cv. sub. notes 5s, 2007                                    727,500
          2,800,000 Mercury Interactive Corp. 144A cv. bonds 4 3/4s, 2007                                 3,339,000
         19,100,000 Network Associates, Inc. cv. sub deb. zero %, 2018                                    7,162,500
          1,300,000 Nvidia Corp. cv. sub. notes 4 3/4s, 2007                                              1,196,000
          4,021,000 Rational Software Corp. 144A cv. sub. notes 5s, 2007                                  7,348,378
          1,738,000 Siebel Systems, Inc. cv. sub. notes 5 1/2s, 2006                                      7,912,245
          4,950,000 Veritas Software Corp. cv. disc. notes 1.856s, 2006                                  19,527,750
            502,000 Wind River Systems, Inc. cv. sub. notes 5s, 2002                                        648,835
                                                                                                      -------------
                                                                                                         67,334,092

Technology Services (1.8%)
-------------------------------------------------------------------------------------------------------------------
         16,500,000 America Online, Inc. cv. sub. notes zero %, 2019                                      8,373,750
          2,249,000 CheckFree Holdings Corp. 144A cv. sub. notes 6 1/2s, 2006                             2,133,739
            628,000 CNET Networks, Inc. cv. sub. notes 5s, 2006                                             631,140
            941,000 EarthWeb, Inc. cv. sub. notes 7s, 2005                                                  454,033
          4,004,000 Internet Capital Group, Inc. cv. sub. notes 5 1/2s, 2004                              1,931,930
          3,190,000 Intevac, Inc. 144A cv. sub. notes 6 1/2s, 2004                                        1,610,950
            855,000 Safeguard Scientifics, Inc. cv. sub. notes 5s, 2006                                     748,125
          2,975,000 Safeguard Scientifics, Inc. 144A cv. sub. notes 5s, 2006                              2,603,125
          1,500,000 Silicon Graphics Corp. cv. sr. notes 5 1/4s, 2004                                       941,250
          2,600,000 Telxon Corp. cv. sub. notes 5 3/4s, 2003                                              2,538,250
                                                                                                      -------------
                                                                                                         21,966,292

Telecommunications (5.1%)
-------------------------------------------------------------------------------------------------------------------
          1,387,000 Aether Systems, Inc. cv. sub. notes 6s, 2005                                            953,563
          5,000,000 At Home Corp. 144A cv. sub. notes 4 3/4s, 2006                                        3,093,750
          2,100,000 Cellstar Corp. cv. sub notes 5s, 2002                                                   661,500
          3,426,000 Corecomm, Ltd. cv. sub. notes 6s, 2006                                                1,391,813
          7,168,000 Covad Communications Group, Inc. 144A cv. sr. notes 6s, 2005                          3,512,320
          2,824,000 Level 3 Communication, Inc. cv. sub. deb. 6s, 2010                                    1,704,990
          2,700,000 Liberty Media Group cv. mortgage-backed 4s, 2029                                      2,760,750
          5,300,000 Liberty Media Group 144A cv. deb. 4s, 2029                                            5,419,250
         35,710,000 Liberty Media Group 144A cv. deb. 3 3/4s, 2030                                       28,925,100
          1,000,000 MIDCOM Communications, Inc. cv. sub. notes 8 1/4s,
                    2003 (In default) (NON)                                                                  20,000
          3,775,000 MIDCOM Communications, Inc. 144A cv. sub. notes 8 1/4s,
                    2003 (In default) (NON)                                                                  75,500
         11,728,000 Nextel Communications, Inc. cv. sr. notes 5 1/4s, 2010                                9,851,520
          3,000,000 Nextel Communications, Inc. cv. sr. notes 4 3/4s, 2007                                5,141,330
            950,000 Pinnacle Holdings, Inc. 144A cv. sub. notes 5 1/2s, 2007                                533,188
            630,000 Primus Telecommunications Group, Inc. 144A cv. sub. deb.
                    5 3/4s, 2007                                                                            166,950
                                                                                                      -------------
                                                                                                         64,211,524

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
          1,002,000 Dixie Group, Inc. (The) cv. deb. 7s, 2012                                               568,635

Tobacco (0.4%)
-------------------------------------------------------------------------------------------------------------------
          7,485,000 Standard Commercial Corp. cv. sub. deb. 7 1/4s, 2007                                  4,444,219

Transaction Processing (0.6%)
-------------------------------------------------------------------------------------------------------------------
          8,230,000 National Data Corp. cv. sub. notes 5s, 2003                                           7,715,625

Waste Management (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,967,000 OHM Corp. cv. sub. deb. 8s, 2006                                                      2,492,280
         12,000,000 Waste Management, Inc. cv. sub. notes 4s, 2002                                       11,175,000
                                                                                                      -------------
                                                                                                         13,667,280
                                                                                                      -------------
                    Total Convertible Bonds and Notes
                    (cost 640,295,552)                                                                $ 605,697,239

CONVERTIBLE PREFERRED STOCKS (29.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace/Defense (0.1%)
-------------------------------------------------------------------------------------------------------------------
             20,954 Coltech Capital Trust 2.625 cv. pfd.                                              $     987,457

Automotive (0.4%)
-------------------------------------------------------------------------------------------------------------------
             41,656 Federal-Mogul Financial Trust 3.50 cum. cv. pfd.                                        182,245
            155,600 Tower Automotive Capital Trust 144A 3.375 cv. pfd.                                    4,240,100
                                                                                                      -------------
                                                                                                          4,422,345

Banking (0.9%)
-------------------------------------------------------------------------------------------------------------------
            224,472 CNB Capital Trust I 1.50 cum. cv. pfd.                                                7,800,402
             20,286 Sovereign Bancorp, Inc. 7.50 cv. pfd.                                                 1,057,408
             69,350 Union Planters Corp. Ser. E, 2.00 cum. cv. pfd.                                       2,912,700
                                                                                                      -------------
                                                                                                         11,770,510

Biotechnology (0.8%)
-------------------------------------------------------------------------------------------------------------------
             20,000 Alkermes, Inc. 3.25 cv. pfd.                                                          2,517,500
             50,814 Biovail Corp. 3.375 cv. pfd.                                                          3,868,216
             23,068 Cephalon, Inc. 3.63 cv. pfd.                                                          3,471,734
                                                                                                      -------------
                                                                                                          9,857,450

Broadcasting (1.0%)
-------------------------------------------------------------------------------------------------------------------
             31,000 Cox Communications, Inc. 3.50 cv. pfd.                                                1,829,000
             46,639 Emmis Broadcasting Corp. Ser. A, 3.13 cv. pfd.                                        1,947,178
             16,801 Pegasus Communications Corp. Ser. C, 6.50 cum. cv. pfd.                               1,175,020
              1,110 Radio One, Inc. 144A 6.50 cum. cv. pfd.                                                 765,900
            184,500 Sinclair Broadcast Group, Inc. 3.00 cv. pfd.                                          5,212,125
             19,975 XM Satellite Radio Holdings Ser. B, 8.25 cv. pfd.                                       978,775
                                                                                                      -------------
                                                                                                         11,907,998

Cable Television (2.2%)
-------------------------------------------------------------------------------------------------------------------
             25,000 Adelphia Communications Corp. Ser. D, 5.50 cv. pfd.                                   2,815,625
            585,000 MediaOne Group, Inc. 7.00 cv. pfd.                                                   24,423,750
                                                                                                      -------------
                                                                                                         27,239,375

Commercial and Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
             53,600 Carriage Services, Inc. 144A 3.50 cv. pfd.                                            1,179,200

Consumer Goods (0.3%)
-------------------------------------------------------------------------------------------------------------------
             51,333 Estee Lauder Aces TR II 5.41 cv. pfd.                                                 4,369,722

Electric Utilities (5.7%)
-------------------------------------------------------------------------------------------------------------------
             91,200 AES Trust III 3.38 cv. pfd.                                                           7,911,600
             69,100 Alliant Energy 144A 7.25 cv. pfd.                                                     4,409,271
             87,400 Calpine Capital Trust II 5.50 cum. cv. pfd                                            7,297,900
             70,946 CMS Energy Corp. 8.75 cum. cv. pfd.                                                   2,243,667
            174,500 Dominion Resources, Inc. 9.50 cv. pfd.                                               10,121,000
             74,991 NiSource, Inc. 3.875 cv. pfd.                                                         3,562,073
            360,500 Reliant Energy, Inc. 2.00 cv. pfd.                                                   26,969,906
            191,400 TXU Corporation 4.625 cum. cv. pfd.                                                   8,565,150
                                                                                                      -------------
                                                                                                         71,080,567

Electronics (0.2%)
-------------------------------------------------------------------------------------------------------------------
             45,952 Pioneer Standard Electronics, Inc. 3.375 cv. pfd.                                     2,314,832
             10,300 Titan Corp. 144A 5.75 cv. pfd.                                                          288,400
                                                                                                      -------------
                                                                                                          2,603,232

Energy (1.0%)
-------------------------------------------------------------------------------------------------------------------
            224,971 Evi, Inc. 2.50 cum. cv. pfd.                                                          9,729,996
             27,483 Hanover Compressor Capital Trust 144A 7.25 cv. pfd.                                   2,693,334
                                                                                                      -------------
                                                                                                         12,423,330

Engineering & Construction (0.2%)
-------------------------------------------------------------------------------------------------------------------
            113,000 TXI Capital Trust I 2.75 cv. pfd.                                                     2,782,625

Entertainment (0.2%)
-------------------------------------------------------------------------------------------------------------------
             77,375 Six Flags, Inc. 7.50% pfd.                                                            2,543,703

Food (0.2%)
-------------------------------------------------------------------------------------------------------------------
             75,326 Suiza Capital Trust II 2.75 cv. pfd.                                                  2,824,725

Health Care Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
             45,000 Caremark RX Capital Trust I 144A 3.50 cv. pfd.                                        4,005,000

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------------------------------------------
            130,192 Metromedia International Group, Inc. 3.625 cum. cv. pfd.                              2,799,128
             48,525 Newell Financial Trust I 2.625 cum. cv. pfd.                                          1,540,669
                                                                                                      -------------
                                                                                                          4,339,797

Insurance (1.7%)
-------------------------------------------------------------------------------------------------------------------
            280,096 Conseco Financing Trust IV. 3.50 cum. cv. pfd.                                        2,573,382
             80,000 Lincoln National Corp. 7.75 cv. pfd.                                                  1,980,000
            154,500 Lincoln National Corp. 1.85 cum. cv. pfd.                                             3,534,188
            100,900 Metlife Capital Trust I 4.00 cv. pfd.                                                 8,803,525
            211,885 Philadelphia Consolidated Holding Corp. 0.534 cv. pfd.                                2,118,850
             53,780 Protective Life Corp. 3.25 cum. cv. pfd.                                              2,144,478
                                                                                                      -------------
                                                                                                         21,154,423

Media (0.1%)
-------------------------------------------------------------------------------------------------------------------
             30,494 Seagram Co., Ltd. 3.76 cv. pfd. (Canada)                                              1,585,688

Medical Technology (0.6%)
-------------------------------------------------------------------------------------------------------------------
            189,604 Owens & Minor Trust I Ser. A, 2.69 cum. cv. pfd.                                      7,607,861

Metals (0.3%)
-------------------------------------------------------------------------------------------------------------------
            105,000 Freeport-McMoRan Copper & Gold Co., Inc. 1.75 cv. pfd.                                1,128,750
             70,000 Kinam Gold, Inc. Ser. B, 3.75 cum. cv. pfd.                                             516,250
             51,000 USX Capital Trust I 3.375 cum. cv. pfd.                                               1,708,500
                                                                                                      -------------
                                                                                                          3,353,500

Natural Gas Utilities (1.3%)
-------------------------------------------------------------------------------------------------------------------
            198,800 El Paso Energy Capital Trust I 2.375 cv. pfd.                                        15,257,900
             50,478 Semco Capital Trust II 11.00% cum. cv. pfd.                                             599,426
                                                                                                      -------------
                                                                                                         15,857,326

Oil & Gas (1.8%)
-------------------------------------------------------------------------------------------------------------------
            123,500 Apache Corp. 2.015 cv. pfd.                                                           5,835,375
             75,000 Coastal Corp. 1.656 cv. pfd.                                                          3,131,250
            105,600 Kerr-McGee Corp. 1.825 cv. pfd.                                                       4,844,400
             43,546 Neuvo Energy Corp. Ser. A, 2.875 cv. pfd.                                             1,126,753
             16,200 Newfield Exploration Co. 3.25 cv. pfd.                                                  947,700
             40,300 Pogo Producing Co. Trust I Ser. A, 3.25 cv. pfd.                                      2,387,775
             80,000 Tosco Financing Trust 2.875 cv. pfd.                                                  3,850,000
                                                                                                      -------------
                                                                                                         22,123,253

Paper & Forest Products (1.3%)
-------------------------------------------------------------------------------------------------------------------
             96,936 International Paper Co. 2.625 cv. pfd.                                                4,131,897
             61,122 Owens-Illinois, Inc. 2.375 cv.pfd.                                                      764,025
            253,437 Sealed Air Corp. Ser. A, 2.00 cv.pfd.                                                11,816,500
                                                                                                      -------------
                                                                                                         16,712,422

Pharmaceuticals (0.6%)
-------------------------------------------------------------------------------------------------------------------
            170,000 Monsanto Co. 2.60 cv. pfd.                                                            8,096,250

Power Producers (0.5%)
-------------------------------------------------------------------------------------------------------------------
            105,535 SEI Trust I 3.125 cum. cv. pfd.                                                       6,371,676

Publishing (1.7%)
-------------------------------------------------------------------------------------------------------------------
            159,000 Readers Digest 0.453 cv. pfd.                                                         5,048,250
            124,000 Tribune Co. 2.00 cv. pfd.                                                            14,151,500
            107,113 Tribune Co. 1.75 cv. pfd.                                                             1,566,528
                                                                                                      -------------
                                                                                                         20,766,278

Railroads (0.7%)
-------------------------------------------------------------------------------------------------------------------
             86,387 Canadian National Railway Co. 2.625 cv. pfd. (Canada)                                 4,103,383
            105,100 Union Pacific Capital Trust 3.125 cum. cv. pfd.                                       4,729,500
                                                                                                      -------------
                                                                                                          8,832,883

Real Estate (1.1%)
-------------------------------------------------------------------------------------------------------------------
             65,487 Archstone Communities Trust Ser. A, 1.75 cum. cv. pfd.                                2,062,841
            287,336 Equity Residential Properties Trust Ser. E, 1.75 cv. pfd.                             7,506,653
             74,490 Tanger Factory Outlet Centers Ser. A, 1.802 cum. cv. pfd.                             1,499,111
             64,617 Vornado Realty Trust Ser. A, 3.25 cum. cv. pfd.                                       3,150,079
                                                                                                      -------------
                                                                                                         14,218,684

Restaurants (0.1%)
-------------------------------------------------------------------------------------------------------------------
             25,148 Wendy's Financing Ser. A, 2.50 cv. pfd.                                               1,225,965

Retail (0.8%)
-------------------------------------------------------------------------------------------------------------------
             93,900 CVS Auto Common Exchange 6.00% cv. pfd.                                               8,321,888
             69,244 K mart Financing I 3.875 cum. cv. pfd.                                                2,077,320
                                                                                                      -------------
                                                                                                         10,399,208

Shipping (0.2%)
-------------------------------------------------------------------------------------------------------------------
             57,900 CNF Trust I Ser. A, 2.50 cum. cv. pfd.                                                2,410,088

Software (0.2%)
-------------------------------------------------------------------------------------------------------------------
             35,000 Amdocs 6.75% cv. pfd.                                                                 1,942,500

Technology Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
              3,200 NBC Internet, Inc. 7.25 cv. pfd.                                                         57,200
             50,000 PSINet, Inc. 144A 3.50 cv. pfd.                                                         750,000
            115,000 Vanstar Financial Trust Corp. 3.375 cv. pfd. (In default) (NON)                         115,000
                                                                                                      -------------
                                                                                                            922,200

Telecommunications (2.9%)
-------------------------------------------------------------------------------------------------------------------
            174,800 DECS Trust VI 6.25% cv. pfd.                                                          6,118,000
             50,000 Global Crossing 144A 7.00% cv. pfd.                                                   7,956,500
             40,200 Global Crossing, Ltd. 6.75% cum cv. pfd (Bermuda)                                     8,220,900
              5,200 Mpower Communications Corp. 3.625 cum. cv. pfd.                                          68,250
             82,300 Qwest Trends Trust 144A 5.75% cv. pfd.                                                6,594,288
            137,000 Williams Communications Group, Inc. 144A 3.375 cv. pfd.                               5,497,232
             37,707 WinStar Communications, Inc. 3.50 cv. pfd.                                            1,409,299
                                                                                                      -------------
                                                                                                         35,864,469

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
             45,400 Designer Finance 3.00 cv. cum. pfd.                                                     181,600
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $410,424,839)                            $ 373,963,310

COMMON STOCKS (20.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Banking (3.0%)
-------------------------------------------------------------------------------------------------------------------
             89,500 Bank of America Corp.                                                             $   4,301,594
             45,510 BB&T Corp.                                                                            1,450,631
            151,300 Comerica, Inc.                                                                        9,125,281
            369,800 Firstar Corp.                                                                         7,280,438
             89,640 M & T Bank Corp.                                                                      4,499,928
             31,063 Mellon Financial Corp.                                                                1,498,790
            224,200 Washington Mutual, Inc.                                                               9,864,800
                                                                                                      -------------
                                                                                                         38,021,462

Broadcasting (--%)
-------------------------------------------------------------------------------------------------------------------
              3,341 Pegasus Communications Corp. (NON)                                                      118,814
              1,192 XM Satellite Radio Holdings, Inc. Class A (NON)                                          34,568
                                                                                                      -------------
                                                                                                            153,382

Cable Television (0.4%)
-------------------------------------------------------------------------------------------------------------------
            306,900 AT&T Corp. - Liberty Media Group Class A (NON)                                        5,524,200

Commercial and Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            134,000 Cendant Corp. (NON)                                                                   1,608,000

Communications Equipment (0.4%)
-------------------------------------------------------------------------------------------------------------------
             16,556 Gilat Satellite Networks, Ltd. (Israel) (NON)                                           847,460
             70,100 QUALCOMM, Inc. (NON)                                                                  4,564,181
                                                                                                      -------------
                                                                                                          5,411,641

Consumer Goods (0.2%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Clorox Co.                                                                            2,231,250

Electric Utilities (2.1%)
-------------------------------------------------------------------------------------------------------------------
            136,576 CiNergy Corp.                                                                         4,182,640
            127,500 CP&L, Inc.                                                                            5,139,844
            234,600 Entergy Corp.                                                                         8,988,113
            100,000 NiSource, Inc.                                                                        2,493,750
            133,200 Reliant Energy, Inc.                                                                  5,502,825
                                                                                                      -------------
                                                                                                         26,307,172

Electronics (0.4%)
-------------------------------------------------------------------------------------------------------------------
            111,070 Cirrus Logic, Inc. (NON)                                                              4,789,894

Energy (2.2%)
-------------------------------------------------------------------------------------------------------------------
            330,613 Baker Hughes, Inc.                                                                   11,364,822
            304,200 Global Marine, Inc. (NON)                                                             8,061,300
             17,400 Halliburton Co.                                                                         644,888
             25,157 Pride International, Inc. (NON)                                                         636,787
            137,400 Transocean Sedco Forex, Inc.                                                          7,282,200
                                                                                                      -------------
                                                                                                         27,989,997

Entertainment (0.5%)
-------------------------------------------------------------------------------------------------------------------
            100,600 Viacom, Inc. Class B (NON)                                                            5,721,625

Financial (0.7%)
-------------------------------------------------------------------------------------------------------------------
            120,800 Fannie Mae                                                                            9,301,600

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
             29,994 Station Casinos, Inc. (NON)                                                             483,653

Health Care Services (1.3%)
-------------------------------------------------------------------------------------------------------------------
             71,500 CIGNA Corp.                                                                           8,719,425
            201,300 HCA -The Healthcare Corp.                                                             8,039,419
                                                                                                      -------------
                                                                                                         16,758,844

Homebuilding (--%)
-------------------------------------------------------------------------------------------------------------------
                  4 Beazer Homes USA, Inc. (NON)                                                                112

Insurance (2.5%)
-------------------------------------------------------------------------------------------------------------------
            140,000 Ace, Ltd.                                                                             5,495,000
             73,679 Allstate Corp.                                                                        2,965,580
            119,428 American General Corp.                                                                9,613,954
            228,500 Metlife, Inc.                                                                         6,312,313
             79,050 St. Paul Cos., Inc.                                                                   4,051,313
             35,267 The Chubb Corp.                                                                       2,977,857
                                                                                                      -------------
                                                                                                         31,416,017

Media (--%)
-------------------------------------------------------------------------------------------------------------------
            136,618 Golden Books Family Entertainment, Inc. (NON)                                            42,693

Natural Gas Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------
             95,400 Enron Corp.                                                                           7,828,763

Oil & Gas (1.4%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Conoco, Inc. Class B                                                                  1,903,125
             40,178 Devon Energy Corp.                                                                    2,024,971
             66,701 Exxon Mobil Corp.                                                                     5,972,377
            127,200 Royal Dutch Petroleum Co. PLC ADR NV (Netherlands)                                    7,552,500
                                                                                                      -------------
                                                                                                         17,452,973

Paper & Forest Products (0.1%)
-------------------------------------------------------------------------------------------------------------------
             31,961 Bowater, Inc.                                                                         1,729,889

Pharmaceuticals (1.7%)
-------------------------------------------------------------------------------------------------------------------
             51,500 Alza Corp. (NON)                                                                      4,168,281
             72,285 Bristol-Myers Squibb Co.                                                              4,404,867
             59,000 Johnson & Johnson                                                                     5,435,252
             40,421 Merck & Co., Inc.                                                                     3,635,364
             62,241 Schering-Plough Corp.                                                                 3,217,082
                                                                                                      -------------
                                                                                                         20,860,846

Real Estate (0.4%)
-------------------------------------------------------------------------------------------------------------------
            149,200 Equity Office Properties Trust (R)                                                    4,494,650

Software (1.2%)
-------------------------------------------------------------------------------------------------------------------
            211,500 Computer Associates International, Inc.                                               6,741,563
            115,100 Microsoft Corp. (NON)                                                                 7,927,513
                                                                                                      -------------
                                                                                                         14,669,076

Technology Services (1.3%)
-------------------------------------------------------------------------------------------------------------------
            206,900 America Online, Inc. (NON)                                                           10,433,967
            142,000 Convergys Corp. (NON)                                                                 6,185,875
                824 U.S. Interactive, Inc. (NON)                                                                824
                                                                                                      -------------
                                                                                                         16,620,666

Telecommunications (--%)
-------------------------------------------------------------------------------------------------------------------
              5,872 Intermedia Communications, Inc. (NON)                                                   129,918
                171 Mpower Communications Corp. (NON)                                                         1,099
              6,234 WinStar Communications, Inc. (NON)                                                      121,563
                                                                                                     --------------
                                                                                                            252,580
                                                                                                     --------------
                    Total Common Stocks (cost $244,345,872)                                          $  259,670,985

PREFERRED STOCKS (--%) (a) (cost $9,742)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             13,124 Trikon Technologies, Inc. Ser. H, 8.125 pfd. (PIK)                               $      111,554

SHORT-TERM INVESTMENTS (2.0%) (a) (cost $24,962,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   24,962,000 Interest in $800,000,000 joint repurchase agreement dated
                    October 31, 2000 with S.B.C. Warburg, Inc. due
                    November 1, 2000 with respect to various U.S. Government
                    obligations -- maturity value of $24,966,583 for an effective
                    yield of 6.61%                                                                   $   24,962,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,320,038,005) (b)                                      $1,264,405,088
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,249,728,672.

  (b) The aggregate identified cost on a tax basis is $1,335,907,186 resulting in gross unrealized appreciation and depreciation of $97,280,724 and $168,782,822, respectively, or net unrealized depreciation of $71,502,098.

(NON) Non-income-producing security.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  (R) Real Estate Investment Trust.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,320,038,005) (Note 1)                                    $1,264,405,088
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                 7,249,299
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              833,164
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   34,803,325
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                         737
-------------------------------------------------------------------------------------------
Total assets                                                                  1,307,291,613

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                  4,533,151
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 39,064,089
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       11,298,835
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,895,170
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          206,378
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        53,987
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          5,530
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              416,093
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               89,708
-------------------------------------------------------------------------------------------
Total liabilities                                                                57,562,941
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,249,728,672

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,240,071,713
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      4,248,835
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                            61,041,041
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (55,632,917)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,249,728,672

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($933,703,152 divided by 50,145,519 shares)                                          $18.62
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $18.62)*                              $19.76
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($235,896,806 divided by 12,838,280 shares)**                                        $18.37
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,544,700 divided by 298,974 shares)**                                             $18.55
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($15,369,690 divided by 831,020 shares)                                              $18.50
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of 18.50)*                               $19.17
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($59,214,324 divided by 3,178,542 shares)                                            $18.63
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                        $38,578,617
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,138)                                         26,625,978
-------------------------------------------------------------------------------------------
Total investment income                                                          65,204,595

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  7,794,617
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,343,688
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    61,160
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     16,677
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,508,944
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,721,264
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                29,719
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               124,842
-------------------------------------------------------------------------------------------
Other                                                                               520,228
-------------------------------------------------------------------------------------------
Total expenses                                                                   15,121,139
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (345,251)
-------------------------------------------------------------------------------------------
Net expenses                                                                     14,775,888
-------------------------------------------------------------------------------------------
Net investment income                                                            50,428,707
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 75,623,068
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     109,457
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year          (55,064,789)
-------------------------------------------------------------------------------------------
Net gain on investments                                                          20,667,736
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $71,096,443
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended October 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   50,428,707   $   49,711,842
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                       75,732,525      126,479,771
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (55,064,789)      33,608,926
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   71,096,443      209,800,539
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (38,466,746)     (38,053,728)
--------------------------------------------------------------------------------------------------
   Class B                                                             (8,623,570)      (9,199,217)
--------------------------------------------------------------------------------------------------
   Class C                                                                (90,474)          (2,859)
--------------------------------------------------------------------------------------------------
   Class M                                                               (563,913)        (560,639)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (2,592,872)      (1,895,398)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --       (2,750,433)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (664,897)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --             (207)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (40,522)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --         (136,995)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (92,671,101)    (103,539,492)
--------------------------------------------------------------------------------------------------
   Class B                                                            (26,708,331)     (29,085,699)
--------------------------------------------------------------------------------------------------
   Class C                                                               (118,538)              --
--------------------------------------------------------------------------------------------------
   Class M                                                             (1,567,379)      (1,803,589)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (5,932,817)              --
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)            1,570,846      (32,095,525)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (104,668,452)     (10,028,661)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   1,354,397,124    1,364,425,785
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $4,248,835 and $2,297,902, respectively)                 $1,249,728,672   $1,354,397,124
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $20.26       $20.04       $23.22       $21.24       $19.42
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (c)                .76          .75          .76          .78          .81
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .30         2.30        (1.02)        3.70         2.70
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.06         3.05         (.26)        4.48         3.51
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.77)        (.75)        (.76)        (.87)        (.98)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.06)        (.03)        (.06)          --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.93)       (2.02)       (2.13)       (1.57)        (.71)
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.70)       (2.83)       (2.92)       (2.50)       (1.69)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.62       $20.26       $20.04       $23.22       $21.24
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.16        16.42        (1.37)       22.86        18.99
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $933,703     $982,956   $1,056,693   $1,168,470     $898,486
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .97          .98          .97         1.03         1.06
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.86         3.73         3.50         3.56         3.99
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                176.66        54.74        92.76        70.74        61.43
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $20.02       $19.83       $23.01       $21.09       $19.30
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (c)                .61          .60          .59          .63          .66
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .29         2.27        (1.01)        3.64         2.68
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .90         2.87         (.42)        4.27         3.34
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.62)        (.60)        (.61)        (.73)        (.84)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.06)        (.02)        (.05)          --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.93)       (2.02)       (2.13)       (1.57)        (.71)
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.55)       (2.68)       (2.76)       (2.35)       (1.55)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.37       $20.02       $19.83       $23.01       $21.09
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.38        15.58        (2.11)       21.89        18.14
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $235,897     $291,017     $289,652     $257,163     $146,127
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.72         1.73         1.72         1.78         1.81
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.11         2.99         2.74         2.78         3.26
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                176.66        54.74        92.76        70.74        61.43
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                 For the period
Per-share                            Year ended  July 26, 1999+
operating performance                October 31  to October 31
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                   $20.23       $20.85
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (c)                .61          .20
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .31         (.59)
--------------------------------------------------------------
Total from
investment operations                    .92         (.39)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.67)        (.20)
--------------------------------------------------------------
In excess of net
investment income                         --         (.03)
--------------------------------------------------------------
From net realized gain
on investments                         (1.93)          --
--------------------------------------------------------------
Total distributions                    (2.60)        (.23)
--------------------------------------------------------------
Net asset value,
end of period                         $18.55       $20.23
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.45        (1.87)*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,545         $661
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.72          .47*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.17         1.12*
--------------------------------------------------------------
Portfolio turnover (%)                176.66        54.74
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $20.13       $19.92       $23.08       $21.14       $19.37
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (c)                .66          .65          .65          .67          .73
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .31         2.28        (1.00)        3.67         2.65
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .97         2.93         (.35)        4.34         3.38
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.67)        (.65)        (.66)        (.78)        (.90)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.05)        (.02)        (.05)          --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.93)       (2.02)       (2.13)       (1.57)        (.71)
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.60)       (2.72)       (2.81)       (2.40)       (1.61)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.50       $20.13       $19.92       $23.08       $21.14
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.73        15.87        (1.75)       22.24        18.30
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $15,370      $16,338      $18,081      $14,719       $7,128
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.47         1.48         1.47         1.53         1.54
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.36         3.23         2.99         3.04         3.55
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                176.66        54.74        92.76        70.74        61.43
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                                 For the period
Per-share                           Year ended   Dec. 30, 1998+
operating performance                October 31  to October 31
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                   $20.26       $19.32
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (c)                .81          .72
--------------------------------------------------------------
Net realized and unrealized
gain on investments                      .31          .98
--------------------------------------------------------------
Total from
investment operations                   1.12         1.70
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.82)        (.72)
--------------------------------------------------------------
In excess of net
investment income                         --         (.04)
--------------------------------------------------------------
From net realized gain
on investments                         (1.93)          --
--------------------------------------------------------------
Total distributions                    (2.75)        (.76)
--------------------------------------------------------------
Net asset value,
end of period                         $18.63       $20.26
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.49         8.87*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $59,214      $63,425
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .72          .61*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.11         3.43*
--------------------------------------------------------------
Portfolio turnover (%)                176.66        54.74
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
October 31, 2000

Note 1
Significant accounting policies

Putnam Convertible Income-Growth Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income and capital appreciation by investing primarily in bonds and preferred stocks convertible into common stock with capital conservation as a secondary objective.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations;
such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original issue discount bonds, and payment in kind bonds are accreted according to the yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended ended October 31, 2000, the fund had no borrowings against the line of credit

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date.
Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends, defaulted bond interest, market discount, and book accretion/amortization adjustments. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2000, the fund reclassified $1,859,801 to decrease distributions in excess of net investment income and $1,859,801 to decrease accumulated net realized gains. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended October 31, 2000, fund expenses were reduced by $345,251 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,508 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $198,583 and $4,421 from the sale of class A and class M shares, respectively, and received $456,193 and $1,215 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $41,299 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,339,115,498 and $2,433,329,903, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At October 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,152,407       $ 141,639,579
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                5,528,472         105,567,078
---------------------------------------------------------------------------
                                            12,680,879         247,206,657

Shares
repurchased                                (11,057,921)       (217,722,604)
---------------------------------------------------------------------------
Net increase                                 1,622,958       $  29,484,053
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,836,208       $  77,158,869
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,521,734         125,222,148
---------------------------------------------------------------------------
                                            10,357,942         202,381,017

Shares
repurchased                                (14,564,168)       (293,918,278)
---------------------------------------------------------------------------
 Net decrease                               (4,206,226)      $ (91,537,261)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,203,179       $  62,683,312
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,428,194          26,917,469
---------------------------------------------------------------------------
                                             4,631,373          89,600,781

Shares
repurchased                                 (6,331,558)       (123,771,531)
---------------------------------------------------------------------------
Net decrease                                (1,700,185)      $ (34,170,750)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,061,462        $ 61,415,050
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,624,095          30,838,078
---------------------------------------------------------------------------
                                             4,685,557          92,253,128

Shares
repurchased                                 (4,750,876)        (94,893,661)
---------------------------------------------------------------------------
Net decrease                                   (65,319)       $ (2,640,533)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    275,873          $5,387,080
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,780             110,897
---------------------------------------------------------------------------
                                               281,653           5,497,977

Shares
repurchased                                    (15,330)           (297,819)
---------------------------------------------------------------------------
Net increase                                   266,323          $5,200,158
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                          October 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     32,592            $655,103
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      107               2,145
---------------------------------------------------------------------------
                                                32,699             657,248

Shares
repurchased                                        (48)               (995)
---------------------------------------------------------------------------
Net increase                                    32,651            $656,253
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    163,110         $ 3,224,637
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   90,543           1,717,662
---------------------------------------------------------------------------
                                               253,653           4,942,299

Shares
repurchased                                   (234,303)         (4,570,644)
---------------------------------------------------------------------------
Net increase                                    19,350         $   371,655
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    147,377         $ 2,983,002
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  108,001           2,059,111
---------------------------------------------------------------------------
                                               255,378           5,042,113

Shares
repurchased                                   (351,215)         (7,051,566)
---------------------------------------------------------------------------
Net decrease                                   (95,837)        $(2,009,453)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    342,916        $  7,420,675
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  475,801           8,525,689
---------------------------------------------------------------------------
                                               818,717          15,946,364

Shares
repurchased                                   (770,533)        (15,260,634)
---------------------------------------------------------------------------
Net increase                                    48,184        $    685,730
---------------------------------------------------------------------------

                                          For the period December 30, 1998
                                           (commencement of operations) to
                                                          October 31, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,363,723         $68,108,976
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   99,843           2,032,393
---------------------------------------------------------------------------
                                             3,463,566          70,141,369

Shares
repurchased                                   (333,208)         (6,705,900)
---------------------------------------------------------------------------
Net increase                                 3,130,358         $63,435,469
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $37,087,866 as capital gain, for its taxable year ended October 31, 2000.

The fund has designated 25.22% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Thomas V. Reilly
Vice President

Edward T. Shadek, Jr.
Vice President

Charles G. Pohl
Vice President and Fund Manager

Dolores S. Bamford
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN019-66574  008/223/920  12/00



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Convertible-Income Growth Trust
Supplement to Annual Report dated 10/31/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 10/31/00

                                                       NAV
1 year                                                 5.49%
5 years                                               77.41
Annual average                                        12.15
10 years                                             313.34
Annual average                                        15.25
Life of fund (since class A inception, 6/29/72)
Annual average                                        12.05

Share value:                                           NAV
10/31/99                                             $20.26
10/31/00                                             $18.63
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains       Total
                     4      $0.8181         $1.9289         $2.747
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.